SCHEDULE 14A INFORMATION

     Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No.______)

Filed by the Registrant [    ]
Filed by a Party other than the Registrant [    ]

Check the appropriate box:

[  ]    Preliminary Proxy Statement

[  ]  Confidential, for Use of the Commission Only (as permitted by
      Rule 14a-6(e)(2))

[XX]    Definitive Proxy Statement
[  ]    Definitive Additional Materials

[  ]    Soliciting Material Pursuant to Sec. 240.14a-11(c) or
        Sec. 240.14a-12

                              MARSHALL FUNDS, INC.

(Name of Registrant as Specified In Its Charter)

                            FEDERATED INVESTORS, INC.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[XX]    No filing fee required.

[       ] $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
        14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.

[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

[       ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
        0-11.

        1. Title of each class of securities to which transaction applies:

        2. Aggregate number of securities to which transaction applies:

        3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        4. Proposed maximum aggregate value of transaction:

        5. Total fee paid:

[  ]    Fee paid previously with preliminary proxy materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1) Amount Previously Paid:

           ---------------------------------------------------------------

        2) Form, Schedule or Registration Statement No.:

           ---------------------------------------------------------------

        3) Filing Party:

           ---------------------------------------------------------------

        4) Date Filed:

           ---------------------------------------------------------------





                                 PROXY STATEMENT

                              MARSHALL FUNDS, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD APRIL 30, 1999

        An Annual Meeting of the shareholders of the following portfolios of the Marshall Funds, Inc. (the "Corporation") has been called and will be held on April 30, 1999, at 8:00 a.m. (Central time) at the offices of the Corporation at 770 North Water Street, 3rd Floor, Milwaukee, Wisconsin:

Marshall Equity Income Fund                 Marshall Short-Term Income Fund
Marshall Large-Cap Growth & Income Fund     Marshall Intermediate Bond Fund
Marshall Mid-Cap Value Fund                 Marshall Government Income Fund
Marshall Mid-Cap Growth Fund                Marshall Intermediate Tax-Free Fund
Marshall Small-Cap Growth Fund              Marshall Money Market Fund
Marshall International Stock Fund

        The purpose of the Annual Meeting is to consider and vote upon the following matters:

        (1)  To elect six (6) Directors of the Corporation;

        (2) To make a change to the fundamental investment objective of the MARSHALL MID-CAP VALUE FUND;

        (3) To ratify the selection of the Corporation's independent auditors;

        (4) To approve a new Sub-Advisory Contract between M&I Investment Management Corp. and BPI Global Asset Management LLP, on behalf of MARSHALL INTERNATIONAL STOCK FUND; and

        (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

        The Board of Directors of the Corporation has fixed March 29, 1999 as the record date for determination of shareholders entitled to vote at the meeting.

                                                   By order of the Directors

                                                   /s/ Brooke J. Billick
                                                   Brooke J. Billick
                                                   Secretary

April 8, 1999

YOU CAN HELP THE CORPORATION AVOID THE NECESSITY AND EXPENSE OF SENDING FOLLOW-UP LETTERS TO ENSURE A QUORUM BY PROMPTLY RETURNING THE ENCLOSED PROXY. IF YOU ARE UNABLE TO ATTEND THE MEETING, PLEASE, MARK, SIGN, DATE, AND RETURN THE ENCLOSED PROXY SO THAT THE NECESSARY QUORUM MAY BE REPRESENTED AT THE ANNUAL MEETING. THE ENCLOSED RETURN ENVELOPE REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

15

                                 PROXY STATEMENT

                              MARSHALL FUNDS, INC.

                             1000 NORTH WATER STREET

                               MILWAUKEE, WI 53202

ABOUT THE PROXY SOLICITATION AND THE ANNUAL MEETING

        The enclosed proxy is solicited on behalf of the Board of Directors (the "Board") of Marshall Funds, Inc. (the "Corporation"). The Corporation consists of 11 portfolios ("Funds"): MARSHALL EQUITY INCOME FUND, MARSHALL LARGE-CAP GROWTH & INCOME FUND, MARSHALL MID-CAP VALUE FUND, MARSHALL MID-CAP GROWTH FUND, MARSHALL SMALL-CAP GROWTH FUND, MARSHALL INTERNATIONAL STOCK FUND, MARSHALL MONEY MARKET FUND, MARSHALL SHORT-TERM INCOME FUND, MARSHALL INTERMEDIATE BOND FUND, MARSHALL GOVERNMENT INCOME FUND and MARSHALL INTERMEDIATE TAX-FREE FUND. The proxies will be voted at the Annual Meeting of shareholders of the Corporation to be held on April 30, 1999 at 770 North Water Street, 3rd Floor, Milwaukee, Wisconsin 53202 at 8:00 a.m. (Central time).

        Proxy solicitations will be made primarily by mail, but may also be made by telephone, telegraph, or personal interview conducted by certain officers or employees of the Corporation, Marshall & Ilsley Trust Company, M&I Investment Management Corp. (the Corporation's investment adviser), Federated Shareholder Services Company (the Corporation's transfer agent), or, if necessary, a communications firm retained for this purpose. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instruction and confirming to the shareholder after the fact. All shareholders that sign, date and return the proxy ballot (or communicate their vote via telephone or other permissible means) have the power and authority to revoke or otherwise change their voting instructions at any time before it is voted by sending written notice of revocation or by appearing in person at the Annual Meeting. If a shareholder signs, dates, and returns the proxy ballot, but does not indicate a choice as to the items on the appropriate proxy ballot, the proxy attorneys will vote those shares in favor of each proposal. The cost of preparing, printing, and mailing the proxy materials will be borne by the Corporation.

        At a special meeting of the Board on March 26, 1999, the Board nominated five (5) new directors for election by all shareholders of the Corporation, and reviewed and approved: (1) a change in the fundamental investment objective of the MARSHALL MID-CAP VALUE FUND ("MID-CAP VALUE FUND"); and (2) the Sub-Advisory Agreement between the Corporation's adviser and BPI Global Asset Management LLP ("BPI") on behalf of the MARSHALL INTERNATIONAL STOCK FUND ("INTERNATIONAL STOCK FUND"). In addition, the Board has approved Arthur Andersen LLP as the Corporation's independent auditors for the current fiscal year. The purposes of the Annual Meeting are set forth in the accompanying Notice. The Directors know of no business other than that mentioned in the Notice that will be presented for consideration at the Annual Meeting. Should other business be properly brought before the Annual Meeting, proxies will be voted in accordance with the best judgment of the persons named as proxies.



        This proxy statement and the enclosed proxy card(s) are only being mailed to shareholders of record at the close of business on March 29, 1999 ("Record Date"). This proxy statement and the enclosed proxy card(s) are expected to be mailed on or about April 8, 1999. AS MORE FULLY DESCRIBED BELOW, SHAREHOLDERS MAY NOT BE ENTITLED TO VOTE ON ALL MATTERS TO BE CONSIDERED AT THE SHAREHOLDER MEETING - MATTERS THAT ONLY AFFECT A PARTICULAR FUND MAY ONLY BE VOTED UPON BY SHAREHOLDERS OF THAT FUND. HOWEVER, ALL SHAREHOLDERS WILL BE ENTITLED TO VOTE IN THE ELECTION OF THE SIX (6) DIRECTORS AND THE RATIFICATION OF THE CORPORATION'S INDEPENDENT AUDITORS. There are 2,120,443,018 shares entitled to vote for such Directors and independent auditors. Following is a table showing the other matters to be considered at the Annual Meeting, which shareholders are entitled to vote on each matter, and the total number of shares entitled to vote on each matter.


                                                       SHAREHOLDERS OF      SHAREHOLDERS OF
                                                     MID-CAP VALUE FUND   INTERNATIONAL STOCK
MATTER TO BE VOTED UPON:                                    ONLY               FUND ONLY
Change in fundamental investment objective of

MID-CAP VALUE  FUND

Approve Sub-Advisory contract with BPI Global

Asset Management LLP for INTERNATIONAL STOCK FUND

TOTAL SHARES ENTITLED TO VOTE                            12,177,025            18,213,876




        The Annual Report for the Fund for the fiscal year ended August 31, 1998 has been previously mailed to shareholders. If you have not received this report, or would like an additional copy free of charge, please write to the Corporation at the above address or call Marshall Funds Investor Services at 1-800-236-FUND (3863). The Annual Report will be sent to you by first-class mail within three business days.

                   PROPOSAL #1: ELECTION OF SIX (6) DIRECTORS



        The Corporation is managed by the Board of Directors (the "Board"), which currently consists of three persons, all of whom are independent. The Board convenes at regular meetings quarterly and does not have any standing audit, nominating, or compensation committees. The Board convened four board meetings during the last calendar year. Two of the Directors, Ody J Fish, and Paul E. Hassett will retire effective April 30, 1999.

     The persons named as proxies intend to vote in favor of the election of the following persons as Directors of the Corporation: John DeVincentis, James Mitchell, Duane F. Dingmann, Barbara J. Pope, John M. Blaser, and David W. Schulz (collectively, the "Nominees"). Mr. DeVincentis is presently serving as a Director. If elected by shareholders, the other Nominees are expected to assume their responsibilities as Directors effective April 30, 1999. If all of the Nominees are elected, the entire Board will consist of four independent Directors and two Directors that will be considered to be "interested persons" as defined by the Investment Company Act of 1940 (the "1940 Act"). Mr. Schulz is currently a director, officer and employee of M&I Investment Management Corp. (the Corporation's investment adviser), and an officer of its affiliate, Marshall & Ilsley Trust Company (the Corporation's custodian and shareholder servicing agent). Mr. Blaser is an officer and employee of Marshall & Ilsley Trust Company.

     None  of  the  other  Nominees  were  directors,   officers,  employees  or
shareholders of the Adviser or its affiliates.


     Messrs. Mitchell and Dingmann are being nominated to fill the positions now held by Messrs. Fish and Hassett, who are retiring from the Board. Ms. Pope, Mr. Blaser and Mr. Schulz are being proposed as a result of management's decision to expand the size and diversity of the Board. All Nominees have consented to serve as Directors upon their election. If elected, the Directors will hold office until their death, resignation, or retirement, or removal or until the next meeting of shareholders to elect Directors and the election and qualification of their successors. Election of a Director is by plurality vote, which means that the six (6) individuals receiving the greatest number of votes at the meeting will be elected.

        If any Nominee for election as a Director named above shall by reason of death or for any other reason become unavailable as a candidate at the Annual Meeting, votes pursuant to the enclosed proxy will be cast for a substitute candidate by the proxies named on the proxy card, or their substitutes, present and acting at the Annual Meeting. The selection of any substitute candidate for election as a Director who is not an interested person shall be made by a majority of the Directors who are not interested persons of the Corporation. The Board has no reason to believe that any Nominee will become unavailable for election as a Director.

        Information about the Corporation's current Directors and officers can be found under "Information About the Directors and Officers of the Corporation". Set forth below is a listing of the Nominees standing for election along with their addresses, ages, present positions with the Corporation, if any, and their principal occupations during the last five years. Nominees with an asterisk (*) are deemed to be "interested" directors.

JOHN DEVINCENTIS

4700 21st Street
Racine, Wisconsin, 53406
Age:  65
Director of the Corporation

Independent Financial Consultant; Retired, formerly Senior Vice President of Finance, In-Sink-Erator Division of Emerson Electric.

JAMES MITCHELL

4051 North 27th Street
Milwaukee, Wisconsin 53216

Age:  52

Group Vice President, Citation Corporation; formerly President and Chief Executive Officer, Interstate Forging Industries; formerly Chairman, Ayrshire Precision Engineering.

DUANE E. DINGMANN

1631 Harding Avenue
Eau Claire, Wisconsin 54701

Age:  68



     Retired; formerly, President and owner, Trubilt Auto Body, Inc. and Telephone Specialists, Inc.; formerly Class B (nonbanking) Director, Ninth Federal Reserve District, Minneapolis, MN.



BARBARA J. POPE

115 South LaSalle Street
Suite 2285
Chicago, Illinois 60603

Age:  51

     President,  Barbara J. Pope, P.C., a financial consulting firm;  President,
Sedgwick  Street  Partners  LLC;   general  partner  of  a  private   investment
partnership.


JOHN M. BLASER*

1000 North Water Street
Milwaukee, Wisconsin, 53202

Age:  42
President and Director

Vice President, Marshall & Ilsley Trust Company; formerly, Partner, Artisan Partners, L.P.; formerly, Chief Financial Officer and Principal Administrative Officer, Artisan Funds; formerly, Senior Vice President, Kemper Securities, Inc.

DAVID W. SCHULZ*

1000 North Water Street
Milwaukee, Wisconsin, 53202

Age: 41



President and Director, M&I Investment Management Corp.; Vice President, Marshall & Ilsley Trust Company.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

           ELECT EACH OF THE NOMINEES AS A DIRECTOR OF THE CORPORATION

     PROPOSAL #2: CHANGE IN THE FUNDAMENTAL INVESTMENT OBJECTIVE OF THE MARSHALL MID-CAP VALUE FUND



        The current investment objective of the Mid-Cap Value Fund is to provide "capital appreciation and income". M&I Investment Management Corp., the Fund's investment adviser, believes that the "income" portion of the investment objective is not consistent with a typical mid-cap value-style investment company and places the Fund at a competitive disadvantage. As a result of the "income" requirement, the Fund's performance may lag the performance of other mid-cap value funds. In addition, the Adviser believes that most shareholders purchase the Fund for capital appreciation and not for income. Therefore, it is proposed that the investment objective of the Fund be changed to solely provide "capital appreciation". Since the Fund will no longer be required to purchase income-producing stocks and the adviser will focus more on selecting stocks that have the potential for capital appreciation, it is possible that the Fund's dividend distributions will be lower in the future as a result of this change.


        The Fund's investment objective is fundamental, which means that it cannot be changed without the approval of shareholders. Accordingly, the Board has determined that changing the Fund's investment objective as proposed is in the best interests of shareholders and has authorized the submission to the Fund's shareholders for their approval the deletion of the "income" component of the Fund's investment objective.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

         MID-CAP VALUE FUND SHAREHOLDERS VOTE FOR THE PROPOSED CHANGE TO

                         THE FUND'S INVESTMENT OBJECTIVE

   PROPOSAL #3: RATIFY THE SELECTION OF THE CORPORATION'S INDEPENDENT AUDITORS

        The 1940 Act requires that the Corporation's independent auditors be selected by the Board, including a majority of those Board members who are not "interested persons" (as defined in the 1940 Act) of the Corporation, and submitted for ratification or rejection at the next succeeding meeting of shareholders. The Board of Directors of the Corporation, including a majority of its members who are not "interested persons" of the Corporation, approved the selection of Arthur Andersen LLP (the "Auditors") for the current fiscal year at a Board meeting held on October 26, 1998.

        The Board's selection of the Auditors as independent auditors for the current fiscal year is being submitted to the shareholders for ratification. Apart from their fees as independent auditors and certain consulting fees, neither the Auditors nor any of their partners have a direct, or material indirect, financial interest in the Corporation or its investment adviser. The Auditors are a major international independent accounting firm. The Board believes that the continued employment of the services of the Auditors for the current fiscal year would be in the Corporation's best interests.

        Representatives of the Auditors are not expected to be present at the Meeting. If a representative is present, he or she will have the opportunity to make a statement and would be available to respond to appropriate questions. The ratification of the selection of the Auditors will require the affirmative vote of a majority of the shares present and voting on the proposal at the Meeting.

               THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS

              OF THE CORPORATION VOTE FOR THE INDEPENDENT AUDITORS

     PROPOSAL #4: APPROVE NEW SUB-ADVISORY CONTRACT ON BEHALF OF MARSHALL INTERNATIONAL STOCK FUND

        M&I Investment Management Corp. (the "Adviser") is the investment adviser to the Marshall International Stock Fund (referred to in this section as the "Fund") pursuant to an Investment Advisory Contract dated October 1, 1992, as amended to add the Fund on August 1, 1994 ("Advisory Contract"). Affiliates of the Adviser provide various other services to the Corporation for which they receive fees as described below under "Information About the Corporation." Under the terms of the Investment Advisory Contract, the Adviser may employ other parties to assist it in carrying out its responsibilities, at its own cost and expense. Since August 1, 1994, Templeton Investment Counsel, Inc. ("Templeton") has been the sub-adviser to the Fund pursuant to a Sub-Advisory Agreement dated August 1, 1994 ("Original Sub-Advisory Contract"). Both the Investment Advisory Contract and Original Sub-Advisory Contract were approved by the initial shareholder of the Fund on August 1, 1994.

        The Adviser's ongoing responsibilities include: (i) overseeing the relative performance and consistency of the Fund's sub-adviser; (ii) ensuring that the sub-adviser adheres to the Fund's stated investment objective and policies; (iii) monitoring the financial health of the sub-adviser; and (iv) regularly communicating and/or visiting in-person with the sub-adviser to ensure the above responsibilities are met. The Adviser has agreed to indemnify and hold the Fund harmless for acts or omissions of the sub-adviser as a result of the sub-adviser's bad faith, gross negligence, or reckless disregard of the sub-adviser's responsibilities.

        At a special meeting of the Corporation's Board on March 26, 1999, the Adviser reported that it had considered a number of possible replacements for Templeton and recommended that the Original Sub-Advisory Contract be terminated. After performing preliminary performance screens on the universe of international money managers, the Adviser conducted several in-person and telephone interviews. At the meeting of the Board, the Adviser recommended that a new sub-advisory contract ("New Sub-Advisory Contract") be approved and entered into with BPI, located in Orlando, Florida.

        The Board discussed the proposal to terminate the Original Sub-Advisory Contract with Templeton and to consider approval of the New Sub-Advisory Contract with BPI. A representative from BPI was present at the meeting and discussed BPI's background, organization, financial condition, performance history, and investment philosophies. After careful consideration, the Board then voted to terminate the Original Sub-Advisory Contract, and because of its desire to have BPI begin managing the Fund. The Board then approved the New Sub-Advisory Contract on behalf of the Fund with BPI, subject to approval by shareholders of the Fund. The New Sub-Advisory Agreement was executed and became effective on March 29, 1999.

        In selecting BPI as a new sub-adviser for the Fund, the Board considered several factors. The most important of these factors was the consistency of BPI's performance and expertise in the area of global and international investing, the long-term performance record of the proposed portfolio manager, its ongoing commitment to client service, and the stability and quality of the organization (including BPI's financial condition), as well as the quality of the individuals that make up their investment teams. The Board also considered that because of the smaller size of BPI, the Fund was likely to receive greater attention than that given by a larger organization such as Templeton.

        In selecting BPI, the Board recognized its superior performance record. BPI is the investment adviser to 10 mutual fund portfolios (9 in Canada and 1 in the United States) with approximately $1.25 billion of total assets under management and has a distinguished list of private account clients. The Board considered that two of these mutual funds, the BPI International Equity Value Fund and Masters Select International Fund, which have investment objectives similar to that of the Marshall International Stock Fund, have an excellent performance history. The following table compares the performance of the Marshall International Stock Fund to two funds managed in whole or in part by BPI for various periods ended December 31, 1998.

------------------------------- --------- ----------- --------------
FUND NAME                       ONE YEAR  THREE YEAR  SINCE JUNE

                                                      30, 1997

------------------------------- --------- ----------- --------------
------------------------------- --------- ----------- --------------
Masters' Select International   11.7%     N/A         N/A
Fund1

------------------------------- --------- ----------- --------------
------------------------------- --------- ----------- --------------
BPI International Equity        29.8%     N/A         26.1%
Value Fund2

------------------------------- --------- ----------- --------------
------------------------------- --------- ----------- --------------
Marshall International Stock    3.26%     36.97%      0.65%
Fund3
------------------------------- --------- ----------- --------------


1 BPI is one of five sub-advisers to the fund and manages the largest portion of the fund (approximately 25%). Each sub-adviser to the fund is assigned a fixed portion of the fund's assets, which may change slightly as total assets fluctuate. Each sub-adviser's portion includes a minimum of eight and a maximum of 15 securities. 2 The indicated rates of return are the total returns for the one-year period and the annual compounded returns since the fund commenced operations on June 30, 1997. The fund is a mutual fund trust governed by the laws of the Province of Ontario, Canada, and is not an investment company registered under the Investment Company Act of 1940. The fund was not registered with the U.S. Securities and Exchange Commission under the Investment Company Act of 1940 and therefore was not subject to certain investment restrictions that are imposed by the 1940 Act. If the fund had been registered under the 1940 Act, the fund's performance may have been lower. 3 The average annual compounded returns since the Marshall International Stock Fund commenced operations on September 1, 1994 is 8.65%.



        The Board believes that these returns stem from BPI's investment philosophy and process. Also, the Board believes that stability in the BPI organization will provide the Marshall International Stock Fund with the opportunity to enjoy the results achieved by the same individuals who achieved the performance results above, although past performance is no guarantee of future results. The Board was informed that the portfolio manager for the Fund would be Dan Jaworski. From June 1993 to December, 1994, Mr. Jaworski was a portfolio manager at Lazard Freres & Co., and from January 1995 to March 1997 was a portfolio manager at STI Capital Management. In March 1997, he founded and became a Managing Director and the Chief Investment Officer of BPI Global Asset Management LLP. He received a B.A. in Economics and Computer Science in 1987 from Concordia College, and received his M.B.A. in Finance from the University of Minnesota in 1988.

        The terms of the New Sub-Advisory Contract are summarized below.

NEW SUB-ADVISORY CONTRACT

        A copy of the New Sub-Advisory Contract between the Adviser and BPI is attached as Exhibit 1. It is substantially similar to the Original Sub-Advisory Contract with Templeton.

        Under the terms of the New Sub-Advisory Contract, subject to the supervision of the Adviser and the Board, BPI will: (i) manage the Fund's assets in accordance with the Fund's objective, policies and limitations as stated in the Fund's Prospectus and Statement of Additional Information; (ii) make investment decisions for the Fund; and (iii) place orders to purchase and sell securities.



        The New Sub-Advisory Contract provides that BPI shall pay all expenses incurred by it and its staff in connection with the performance of its services under the New Sub-Advisory Contract, including the payment of salaries of all officers and employees who are employed by it. The Adviser will pay BPI out of its own advisory fee an annual fee of 0.40% of the Fund's average daily net assets. The Fund pays the Adviser an annual fee of 1.00% of the Fund's average daily net assets. The sub-advisory fee payable to BPI is slightly lower than the effective rate of fee payable to Templeton. Under the terms of the Old Sub-Advisory Contract, Templeton was entitled to receive 0.50% on assets up to $70 million and 0.40% on assets in excess thereof (approximately 0.42% effective rate. BPI is slightly lower than the fee payable to Templeton based on assets as of 12/31/98). Although the total fee paid by the Marshall International Stock Fund to the Adviser will not change as a result of the New Sub-Advisory Contract, the Adviser will retain a slightly higher portion of the overall advisory fee.



        The new Sub-Advisory Contract provides that BPI shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser or the Fund in connection with the matters to which the New Sub-Advisory Contract relates, provided that nothing in the New Sub-Advisory Contract shall be deemed to protect or purport to protect BPI against any liability to the Adviser or the Fund to which BPI would otherwise be subject by reason of willful malfeasance, bad faith or gross negligence on its part in the performance of its duties, or by reason of BPI's reckless disregard of its obligations and duties under the New Sub-Advisory Contract.



        The Corporation and BPI entered into the New Sub-Advisory Contract in reliance on Rule 15a-4 under the Investment Company Act of 1940. Under that rule, a mutual fund may enter into an advisory agreement that has not been approved by shareholders if: (1) the fund's old advisory agreement was terminated either: (i) by reason of certain types of assignments or (ii) at any time by a majority of the fund's board of directors; (2) the new advisory agreement has been approved by the fund's board, including a majority of the independent directors; and (3) the compensation paid to the adviser under the new advisory contract is not more than was paid under the old advisory contract. These requirements have been met with respect to the New Sub-Advisory Contract. An agreement entered into in reliance on Rule 15a-4 may not last more than 120 days. For that reason, the New Sub-Advisory Contract will terminate 120 days from the date of its execution unless approved by shareholders at the Annual Meeting.

        Thereafter, it will continue in effect annually from the date of its execution, unless terminated, and may be continued from year to year thereafter by a majority of the Directors, including a majority of the disinterested Directors.



        The Board, including the disinterested Directors, has concluded that the New Sub-Advisory Contract would be in the best interests of the Fund and the Fund's shareholders. The Board, including the disinterested Directors, unanimously approved the New Sub-Advisory Contract for the Fund and recommended such contract for approval of the shareholders of the Fund at the Annual Meeting. If the New Sub-Advisory Contract is not approved by the Fund's shareholders, the current agreements will continue in effect pending further consideration by the Fund's Board at the first Board meeting subsequent to the shareholder meeting, of such further action as they may deem to be in the best interests of the shareholders of the Fund.

                     THE BOARD OF DIRECTORS RECOMMENDS THAT

         INTERNATIONAL STOCK FUND SHAREHOLDERS APPROVE THE SUB-ADVISORY

                  CONTRACT WITH BPI GLOBAL ASSET MANAGEMENT LLP

ADDITIONAL INFORMATION ABOUT BPI AND THE MARSHALL FUNDS

ABOUT BPI GLOBAL ASSET MANAGEMENT LLP



        BPI, headquartered in Orlando, Florida, provides portfolio management services for investment companies, corporations, trusts, estates, pension and profit sharing plans, individuals, and other institutions located in both Canada and the United States, and is an investment adviser registered with the U.S. Securities and Exchange Commission. BPI was formed in March 1997 as a Delaware limited liability partnership between BPI Global Holdings USA, Inc. ("BPI Holdings USA") as a 51% partner, and JBS Advisors, Inc. ("JBS") as a 49% partner. BPI Holdings USA is a wholly-owned subsidiary of BPI Global Holdings, Inc., which is a wholly-owned subsidiary of BPI Financial Corporation, located at Toronto, Ontario (Canada). JBS is owned by BPI's portfolio managers and its President.

        Following is a list of the principal executive officer and managing directors of BPI and their occupations during the last five years. Unless otherwise noted, the address of each person listed is: BPI Global Asset Management LLP, Tower Place at the Summit, 1900 Summit Tower Boulevard, Suite 450, Orlando, Florida 32810.



-------------------------- ----------------------- ----------------------------------------------
NAME                       POSITION WITH BPI       PRIOR BUSINESS EXPERIENCE

-------------------------- ----------------------- ----------------------------------------------
-------------------------- ----------------------- ----------------------------------------------
Ryan R. Burrow             President, Managing     o       August 1993 to March 1997:  Managing
                           Director and Manager        Director, Business Development, STI
                           (March 1997 to              Capital Management
                           Present)

-------------------------- ----------------------- ----------------------------------------------
-------------------------- ----------------------- ----------------------------------------------
Frederick F. Dalley        Manager                 o       January 1991 to Present: Executive
                           (March 1997 to              Vice President, Portfolio Management and
                           Present)                    Director, BPI Financial Corporation
-------------------------- ----------------------- ----------------------------------------------
-------------------------- ----------------------- ----------------------------------------------
Paul V. Holland            Managing Director       o       December 1987 to March 1997:
                           (March 1997 to              Stockbroker, A.G. Edwards & Sons

                           Present)

-------------------------- ----------------------- ----------------------------------------------
-------------------------- ----------------------- ----------------------------------------------
Daniel R. Jaworski         Managing Director,      o       January 1995 to March 1997:
                           Chief Investment            Portfolio manager, STI Capital Management
                           Officer, and Manager    o       June 1993 to December 1994:
                           (March 1997 to              Portfolio manager, Lazard Freres & Co.

                           Present)

-------------------------- ----------------------- ----------------------------------------------
-------------------------- ----------------------- ----------------------------------------------
James L. McGovern          Manager                 o       September 1986 to Present:
                           (March 1997 to              President, CEO and Director, BPI
                           Present)                    Financial Corporation
-------------------------- ----------------------- ----------------------------------------------
-------------------------- ----------------------- ----------------------------------------------
Pablo Salas-Schoofield     Managing Director and   o       January 1996 to March 1997:
                           Manager                     Portfolio manager, Emerging Markets, STI
                           (March 1997 to              Capital Management
                           Present)                o       February 1994 to January 1996:

                                                       Portfolio manager, Lazard Freres & Co.

-------------------------- ----------------------- ----------------------------------------------
-------------------------- ----------------------- ----------------------------------------------
J. Brian Sheedy            Treasurer and Manager   o       January 1995 to Present:  Chief
                           (March 1997 to              Financial Officer, BPI Financial
                           Present)                    Corporation

                                                   o       September 1980 to January 1995:
                                                       Partner, Deloitte & Touche (Toronto,

                                                       Ontario)

-------------------------- ----------------------- ----------------------------------------------
-------------------------- ----------------------- ----------------------------------------------
Thomas J. Sudyka, Jr.      Managing Director       o       March 1993 to March 1997:  Vice

                           (March 1997 to              President, portfolio manager, KPM
                           Present)                    Investment Management

-------------------------- ----------------------- ----------------------------------------------
-------------------------- ----------------------- ----------------------------------------------
Stuart D. Waugh            Secretary and Manager   o       April 1998 to Present: Executive
                           (January 1999 to            Vice President, General Counsel, BPI
                           Present)                    Financial Corporation
                                                   o       June 1992 to April 1998:  Attorney,

                                                       McCarthy T trault
                                                       (Toronto, Ontario).

-------------------------- ----------------------- ----------------------------------------------

        BPI currently serves as either investment adviser or sub-adviser to two other mutual funds with similar objectives. Following is a description of these funds and the compensation paid to BPI for its advisory services:


--------------------------------------- ---------------------------- ----------------------------
NAME OF FUND                              TOTAL FUND ASSETS AS OF           ADVISORY FEE1

                                                 12/31/98
--------------------------------------- ---------------------------- ----------------------------
--------------------------------------- ---------------------------- ----------------------------
Masters' Select International Fund            $95.3 million2                    0.50%
--------------------------------------- ---------------------------- ----------------------------
--------------------------------------- ---------------------------- ----------------------------
BPI International Equity Value Fund            $29.7 million                   0.50%3
--------------------------------------- ---------------------------- ----------------------------

1 Expressed as a percentage of each fund's average daily net assets. 2 Of total assets, BPI manages $21.7 million. 3 BPI receives 0.50% for investment management services.



INFORMATION ABOUT THE MARSHALL FUNDS



Following is a list of the Directors of the Corporation during the last fiscal year, their occupations, and compensation. An asterisk (*) denotes a Director who is deemed to be an interested person as defined in the Investment Company Act of 1940.





NAME                                                                         AGGREGATE
AGE                                                                         COMPENSATION
ADDRESS                      PRINCIPAL OCCUPATIONS                              FROM
POSITION WITH                FOR PAST 5 YEARS                               CORPORATION
CORPORATION



EDWARD C. GONZALES*          Vice Chairman, Federated Investors,                 $0
Age: 69                      Inc.; Vice President, Federated
1001 Liberty Avenue          Advisers, Federated Management,
Pittsburgh, PA               Federated Research, Federated Research
DIRECTOR, CHAIRMAN AND       Corp., Federated Global Research Corp.
TREASURER                    and Passport Research, Ltd.; Executive

                             Vice President and Director, Federated
                             Securities Corp.; Trustee, Federated
                             Shareholder Services Company.

JOHN DEVINCENTIS             Independent Financial Consultant;                $11,000

Age:  65                     Retired, formerly, Senior Vice President
4700 21st Street             of Finance, In-Sink-Erator Division of

Racine, WI  53406            Emerson Electric..

DIRECTOR

ODY J. FISH                  Formerly, Director, Newton Income Fund,          $11,000
Age:  73                     Inc. and Newton Growth Fund, Inc.;
520 Progress Drive           Private Investor; Formerly President
P.O. Box 78                  Pal-O-Pak Insulation Company; Director,
Hartland, WI                 Quest Technologies; President, Wisconsin
DIRECTOR                     Academy of Science, Arts and Letters;
                             formerly, Director, Stokely U.S.A.

PAUL E. HASSETT              Formerly, Director, Newton Income Fund,          $11,000
Age: 81                      Inc. and Newton Growth Fund, Inc.;
1630 Capital Avenue          Retired, formerly President, Wisconsin
Madison, WI                  Manufacturers and Commerce; formerly,
DIRECTOR                     Executive Secretary for Governor Warren
                             Knowles for three terms.

* Retired as a Director, effective January 25, 1999.
 Anticipated to retire as a Director, effective April 30, 1999.

NAMES AND ADDRESSES OF SERVICE PROVIDERS OF THE CORPORATION

INVESTMENT ADVISER:          M&I Investment Management Corp.

                             1000 North Water Street
                             Milwaukee, Wisconsin 53202

ADMINISTRATOR:               Federated Services Company

                             1001 Liberty Avenue
                             Pittsburgh, Pennsylvania 15222-3779

PRINCIPAL UNDERWRITER:              Federated Securities Corp.

                             1001 Liberty Avenue
                             Pittsburgh, Pennsylvania 15222-3779

MARSHALL FUNDS SHARE OWNERSHIP INFORMATION

     At the close of business on the Record Date, the following persons owned more than 5% of the outstanding shares of each Fund's outstanding shares:


EQUITY INCOME FUND

     CLASS Y SHARES: Vallee & Co., Marshall & Ilsley Corporation Operations, Milwaukee, Wisconsin, owned 21,171,944 shares (63.97%); and Mitra & Co., Marshall & Ilsley

Corporation Operations, Milwaukee, Wisconsin, owned 10,125,822 shares (30.59%).

CLASS A SHARES: Marshall & Ilsley Trust Company, Milwaukee, Wisconsin, owned 319 shares (52.56%); and Minnie L. Patrick, Milwaukee, Wisconsin, owned 288 shares (47.44%).

LARGE-CAP GROWTH & INCOME FUND

CLASS Y SHARES: Mitra & Co., Marshall & Ilsley Corporation Operations, Milwaukee, Wisconsin, owned 12,271,779 shares (53.63%); and Vallee & Co., Marshall & Ilsley Corporation Operations, Milwaukee, Wisconsin, owned 7,082,518 shares (30.95%). CLASS A SHARES: Marshall & Ilsley Trust Company, Milwaukee, Wisconsin, owned 2,697 shares (58.71%); Paul and Harriet Ross, Kenosha, Wisconsin, owned 1,119 shares (24.38%); and Minnie L. Patrick, Milwaukee, Wisconsin, owned 273 shares (5.93%).

MID-CAP VALUE FUND

CLASS Y SHARES: Vallee & Co., Marshall & Ilsley Corporation Operations, Milwaukee, Wisconsin, owned 6,820,773 shares (56.03%); and Mitra & Co., Marshall & Ilsley Corporation Operations, owned 4,847,791shares (39.83%).

     CLASS A SHARES: Marshall & Ilsley Trust Company, Milwaukee, Wisconsin, owned 3,287 shares (100%).

MID-CAP GROWTH FUND

CLASS Y SHARES: Mitra & Co., Marshall & Ilsley Corporation Operations, Milwaukee, Wisconsin, owned 8,623,382 shares (51.61%); and Vallee & Co., Marshall & Ilsley Corporation Operations, Milwaukee, Wisconsin, owned 7,229,889 shares (43.26%).

     CLASS   A   SHARES:   Federated   Administrative   Services,    Pittsburgh,
Pennsylvania, owned 7 shares (100%).

SMALL-CAP GROWTH FUND

CLASS Y SHARES: Mitra & Co., Marshall & Ilsley Corporation Operations, Milwaukee, Wisconsin, owned 4,264,714 shares (48.90%); Vallee & Co., Marshall & Ilsley Corporation Operations, Milwaukee, Wisconsin, owned 2,933,159 shares (33.63%); and Capinco & Co., Firstar Corporation Company, Milwaukee, Wisconsin, owned 687,098 shares (7.88%).

     CLASS A SHARES: Marshall & Ilsley Trust Company, Milwaukee, Wisconsin, owned 3,054 shares (92%).

INTERNATIONAL STOCK FUND

CLASS Y SHARES: Mitra & Co., Marshall & Ilsley Corporation Operations, Milwaukee, Wisconsin, owned 8,678,199 shares (47.64%); and Vallee & Co., Marshall & Ilsley Corporation Operations, Milwaukee, Wisconsin, owned 7,336,362 shares (40.28%). CLASS A SHARES: Marshall & Ilsley Trust Company, Milwaukee, Wisconsin, owned 72 shares (90.16%); and Federated Administrative Services, Pittsburgh, Pennsylvania, owned 8 shares (9.84%).

SHORT-TERM INCOME FUND (CLASS Y SHARES ONLY)

Mitra & Co., Marshall & Ilsley Corporation Operations, Milwaukee, Wisconsin, owned 7,584,085 shares (53.91%); and Vallee & Co., Marshall & Ilsley Corporation Operations, Milwaukee, Wisconsin , owned 5,525,520 shares (39.28%).

INTERMEDIATE BOND FUND

CLASS Y SHARES: Vallee & Co., Marshall & Ilsley Corporation Operations, Milwaukee, Wisconsin, owned 37,209,158 shares (58.72%); and Mitra & Co., Marshall & Ilsley Corporation Operations, Milwaukee, Wisconsin, owned 24,606,540 shares (38.83%).

CLASS A SHARES: Marshall & Ilsley Trust Company, Milwaukee, Wisconsin, owned 864 shares (98.84%).

GOVERNMENT INCOME FUND

CLASS Y SHARES: Mitra & Co., Marshall & Ilsley Corporation Operations, Milwaukee, Wisconsin, owned 17,188,408 shares (53.85%); and Vallee & Co., Marshall & Ilsley Corporation Operations, Milwaukee, Wisconsin, owned 12,194,165 shares (38.21%). CLASS A SHARES: Marshall & Ilsley Trust Company, Milwaukee, Wisconsin, owned 3,621 shares (94.41%); and Joan B. Rose, Milwaukee, Wisconsin, owned 214 shares (5.58%).

INTERMEDIATE TAX-FREE FUND (CLASS Y SHARES ONLY)

Vallee, Marshall & Ilsley Corporation Operations, Milwaukee, Wisconsin, owned 9,959,770 shares (90.82%); and Mitra & Co., Marshall & Ilsley Corporation Operations, Milwaukee, Wisconsin, owned 662,611 shares (6.04%).

MONEY MARKET FUND

CLASS Y SHARES:  Maril & Co., Milwaukee, Wisconsin, owned 1,101,683,332 shares (62.28%).
CLASS A SHARES:  M&I BSS, Appleton, Wisconsin, owned 58,021,062 shares (48.56%).



PROXIES, QUORUM AND VOTING AT THE MEETING

        Only shareholders of record on the Record Date will be entitled to vote at the Annual Meeting. All shares of each portfolio or class in the Corporation have equal voting rights, except that only shares of a particular portfolio or class are entitled to vote on matters affecting that portfolio or class. Fractional shares are entitled to proportionate shares of one vote. Under both the Investment Company Act of 1940, the favorable vote of a "majority of the outstanding voting shares" of the Corporation or a Fund means: (a) the holders of 67% or more of the outstanding voting securities present at the Annual Meeting, if the holders of 50% or more of the outstanding voting securities of the Corporation or a Fund are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding voting securities, whichever is less.

        Any person giving a proxy has the power to revoke it any time prior to its exercise by executing a superseding proxy or by submitting a written notice of revocation to the Secretary of the Corporation. In addition, although mere attendance at the Annual Meeting will not revoke a proxy, a shareholder present at the Annual Meeting may withdraw his or her proxy and vote in person. All properly executed and unrevoked proxies received in time for the Annual Meeting will be voted in accordance with the instructions contained in the proxies. IF NO INSTRUCTION IS GIVEN ON THE PROXY, THE PERSONS NAMED AS PROXIES WILL VOTE THE SHARES REPRESENTED THEREBY IN FAVOR OF THE MATTERS SET FORTH IN THE ATTACHED NOTICE.

        In order to hold the Meeting, a "quorum" of shareholders must be present. Holders of one-third of the total number of outstanding shares of the Corporation, and the MID-CAP VALUE FUND and INTERNATIONAL STOCK FUND, present in person or by proxy, shall be required to constitute a quorum for the purpose of voting on the proposals made.

        For purposes of determining a quorum for transacting business at the Annual Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are PRESENT but which have not been VOTED. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the proposals.

        If a quorum is not present or if the requisite number of shares under the 1940 Act are not present to vote, the persons named as proxies may vote those proxies which have been received to adjourn the Annual Meeting to a later date. In the event that a quorum is present but sufficient votes in favor of one or more of the proposals have not been received, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitations of proxies with respect to such proposal(s). All such adjournments will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote against any such adjournment those proxies which they are required to vote AGAINST the proposal and will vote in FAVOR of the adjournment other proxies which they are entitled to vote. A shareholder vote may be taken on other proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received for approval.

G02602-01

Exhibit 1

                              SUBADVISORY CONTRACT



               AGREEMENT made as of the 29th day of March, 1999 by and between M&I Investment Management Corp., an investment adviser registered under the Investment Advisers Act of 1940, organized under the laws of Wisconsin and having its principal place of business in Milwaukee, Wisconsin (the "Adviser"), and BPI Global Asset Management, LLP, a limited liability partnership organized under the laws of Delaware (the "Subadviser").



                                    WITNESSTH

               WHEREAS, Marshall Funds, Inc. (the "Corporation") is an open-end, management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"), the Corporation has eleven (11) Portfolios including the Marshall International Stock Fund (the "Fund") and the Subadviser is an investment adviser registered under the Investment Advisers Act of 1940 (the "Advisers Act"), and

               WHEREAS, pursuant to authority granted the Adviser by the Corporation's Directors and pursuant to the provisions of the Investment Advisory Contract dated October 1, 1992 between the adviser and the Corporation with respect to the Fund (the "Advisory Contract"), the Adviser has selected the Subadviser to act as a sub-investment adviser of the Fund and to provide certain other services, as more fully set forth below, and to perform such services under the terms and conditions hereinafter set forth,

               NOW, THEREFORE, in consideration of the mutual agreements herein contained, it is agreed as follows:

        1.     THE SUBADVISER'S SERVICES.

(a) Within the framework of the fundamental policies, investment objectives, and investment restrictions of the Fund, and subject to the supervision and review of the Adviser and of the Directors of the Corporation, the Subadviser shall have the sole and exclusive responsibility for the making and execution of all investment decisions for that portion or all of the Fund's portfolio as designated by the Adviser (the "Portfolio"), including the purchase, retention and disposition of securities, in accordance with the Fund's investment objectives, policies and restrictions as stated in the Corporation's Registration Statement, including the Prospectus and Statement of Additional Information (such Registration Statement, as currently in effect and as amended or supplemented from time to time, collectively called the "Prospectus") and subject to the following understandings:

(i) The Subadviser shall supervise the Portfolio's investments and determine from time to time what securities will be purchased, retained, sold or loaned by the Portfolio, and what portion of the assets will be invested or held uninvested as cash.

(ii) In performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the Corporation's Articles of Incorporation and By-Laws and the Fund's Prospectus and with the instructions and directions received in writing from the Adviser or the Directors of the Corporation and will conform to and comply with the requirements of the 1940 Act, the Internal Revenue Code of 1986, as amended (including the requirements for qualification as a regulated investment company) and all other applicable federal and state laws and regulations.

        (b). The Subadviser shall not be responsible for the provision of administrative, bookkeeping or accounting services to the Fund, except as otherwise provided herein or as may be necessary for the Subadviser to supply to the Adviser, the Corporation or its Directors the information required to be supplied under this Contract.

               The Subadviser shall maintain separate books and detailed records of all matters pertaining to the Fund and the Portfolio (the "Fund's Books and Records"), including without limitation a daily ledger of such assets and liabilities relating thereto and brokerage and other records of all securities transactions. The Subadviser shall also require that its Access Persons (as defined in the Corporation's Code of Ethics) provide the Subadviser with monthly reports of their personal securities transactions. The Fund's Books and Records shall be available by overnight delivery of copies or for telecopying without delay to the Adviser during any day that the Fund is open for business, upon reasonable notice to the Subadviser.

        (c). The Subadviser shall determine the securities to be purchased or sold by the Fund in respect of the Portfolio and will place orders with or through such persons, brokers or dealers to carry out the policy with respect to brokerage as set forth in the Fund's Prospectus or as the Directors may direct from time to time. Subject to the provisions of the following paragraph, the Subadviser will take reasonable steps to assure that Portfolio transactions are effected at the best price and execution available, as such phrase is used in the Fund's Prospectus, as in effect from time to time.

               In using its best efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the Fund's best interests at all times, shall consider all factors it deems relevant, including by way of illustration, price, the size of the transaction, the nature of the market for the security, the amount of the commission, the timing of the transaction taking into account market prices and trends, the reputation, experience and financial stability of the broker or dealer involved and the quality of service rendered by the broker or dealer in other transactions. Subject to such policies as the Directors of the Corporation may determine, the Subadviser is specifically authorized to allocate brokerage business to firms that provide such services or facilities and to cause the Fund to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker, or dealer would have charged for effecting that transaction, if the Subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such member, broker, or dealer, viewed in terms either of that particular transaction or the Subadviser's overall responsibilities with respect to the accounts as to which it exercises investment discretion.

               Consistent with the foregoing paragraph, nothing in this agreement is intended to inhibit the Subadviser's selection of broker-dealers used to execute trades for the Fund, including trades placed with broker-dealers who provide investment research services to the Subadviser. Such research services may include, but are not limited to, advice provided either directly or through publications or writings, including electronic publications, telephone contacts and personal meetings with security analysts, economists and corporate and industry spokespersons, and analyses and reports concerning issues, industries, securities economic factors and trends, accounting and tax law interpretations and political developments. Research so provided is in addition to and not in lieu of the services required to be performed by the Subadviser.

               It is understood that the Subadviser may have advisory, management, service or other contracts with other individuals or entities, and may have other interests and businesses. When a security proposed to be purchased or sold for the Fund is also being purchased or sold for other accounts managed by the Subadviser at the same time, the Subadviser shall make such purchases or sales on a pro-rata, rotating or other equitable basis so as to avoid any one account being systematically preferred over any other account.

               The Subadviser will advise the Adviser and, if instructed by the Adviser, the Fund's custodian or sub-custodians on a prompt basis each day by electronic telecommunication of each confirmed purchase and sale of a Portfolio security specifying the name of the issuer, the full description of the security including its class, and amount or number of shares of the security purchased or sold, the market price, commission, government charges and gross or net price, trade date, settlement date and identity of the clearing broker. Under no circumstances may the Subadviser or any affiliates of the Subadviser act as a principal in a securities transaction with the Fund or any other investment company managed by the Adviser unless (i) permitted by an exemptive provision, rule or order under the 1940 Act and (ii) upon obtaining prior approval of the securities transaction from the Adviser. Any such transactions shall be reported quarterly to the Corporation's Directors.

        (d). From time to time as the Adviser or the Directors of the Corporation may reasonably request, the Subadviser shall furnish to the Adviser and to each of the Corporation's Directors reports of Portfolio transactions and reports on securities held in the Portfolio, all in such detail as the Adviser or the Directors may reasonably request. The Subadviser will also promptly inform the Adviser and the Corporation's Directors of changes in investment strategy or tactics or in key personnel.

               It shall be the duty of the Subadviser to furnish to the Corporation's Directors such information as may reasonably be necessary in order for such Directors to evaluate this Contract or any proposed amendments thereto for the purpose of casting a vote pursuant to Section 8 or 9 hereof.

2. ALLOCATION OF CHARGES AND EXPENSES. The Subadviser will bear its own costs of providing services hereunder. Other than as specifically indicated herein the Subadviser shall not be responsible for the Corporation's or the Adviser's expenses, including, without limitation, the expenses of organizing the Corporation and continuing its existence; fees and expenses of Directors and officers of the Corporation; fees for investment advisory services and administrative personnel and services, expenses incurred in the distribution of its shares ("Shares"), including expenses of administrative support services, fees and expenses of preparing and printing its Registration Statements under the Securities Act of 1933 and the 1940 Act, and any amendments thereto, expenses of registering and qualifying the Corporation, the Fund and Shares of the Fund under federal and state laws and regulation; expenses of preparing, printing and distributing prospectuses (and any amendments thereto) to shareholders, interest expense, taxes, fees and commissions of every kind, expenses of issue (including cost of Share certificates), purchase, repurchase and redemption of Shares including expenses attributable to a program of periodic issue, charges and expenses of custodians, transfer agents, dividend disbursing agents, shareholder servicing agents and registrars, printing and mailing costs, auditing, accounting and legal expenses; reports to shareholders and governmental officers and commissions; expenses of meetings of Directors and shareholders and proxy solicitations in connection with such meetings; insurance expenses; association membership dues and such nonrecurring items as may arise, including all losses and liabilities incurred in administrating the Corporation and the Fund. The Corporation or the Adviser, as the case may be, shall reimburse the Subadviser for any such expenses or other expenses of the Fund or the Adviser, as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Corporation and the Adviser adequate records of all such expenses.

3. INFORMATION SUPPLIED BY THE ADVISER. The Adviser shall provide the Subadviser with the Corporation's Articles of Incorporation and By-Laws, the Fund's most current Prospectus and Statement of Additional Information, and the Corporation's Code of Ethics and instructions, policies and directions of the Directors of the Corporation pertaining to the Adviser and the Fund, as in effect from time to time; and the Subadviser shall have no responsibility for actions taken in reliance on any such documents. The Adviser shall promptly furnish to the Subadviser copies of all material amendments or supplements to the foregoing documents.

4. REGISTRATION AS AN ADVISER. The Adviser and the Subadviser represent and warrant to each of the Corporation and each other that they are registered as an "investment adviser" under the Advisers Act and covenant that they will remain so registered for the duration of this Contract.

5. SUBADVISER'S COMPENSATION. The Adviser shall pay to the Subadviser, as compensation for the Subadviser's services hereunder 0.40% per annum of the Fund's average daily net assets ("Sub-Advisory Fee"). Such fee shall be computed daily and paid monthly. The method of determining net assets of the Fund for purposes hereof shall be the same as the method of determining net assets for purposes of establishing the offering and redemption price of Fund shares as described in the Fund's Prospectus. If this Contract shall be effective for only a portion of a month, the aforesaid fee shall be prorated for the portion of such month during which this contract is in effect.

               Notwithstanding any other provision of the Contract, the Subadviser may from time to time agree not to impose all or any portion of its fee otherwise payable hereunder (in advance of the time such fee or portion thereof would otherwise accrue). Any such fee reduction may be discontinued or modified by the Subadviser at any time.

        6. INDEPENDENT CONTRACTOR. In the performance of its duties hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Corporation in any way or otherwise be deemed to be an agent of the Corporation or of the Adviser.

        7. SALES LITERATURE. The Adviser and Subadviser acknowledge that all sales literature for investment companies (such as the Corporation) are subject to strict regulatory oversight. The Subadviser agrees to submit any proposed sales literature for the Corporation (or any Fund) or for itself or its affiliates which mentions the Corporation (or any Fund) to the Corporation's distributor for review and filing with the appropriate regulatory authorities prior to the public release of any such sales literature, provided, however, that nothing herein shall be construed so as to create any obligation or duty on the part of the Subadviser to produce sales literature for the Corporation (or any Fund). Further, the Adviser agrees to submit to the Subadviser any and all sales literature referencing Subadviser by name or any affiliate of Subadviser for review and approval prior to filing or public release.

8. ASSIGNMENT AND AMENDMENTS. This Contract may not be assigned by the Subadviser and shall automatically terminate, without the payment of any penalty, in the event (i) its assignment, including any change of control of the Adviser or the Subadviser, or (ii) in the event of the termination of the Advisory Contract, provided that such termination shall not relieve the Adviser or the Subadviser of any liability incurred hereunder. The Subadviser, as a limited liability partnership, will promptly notify Adviser of any change in the membership of Subadviser.

               The terms of this Contract shall not be changed unless such change is approved at a meeting by the affirmative vote of a majority of the outstanding voting securities of the Fund and unless also approved by the affirmative vote of a majority of Directors of the Corporation voting in person, including a majority of the Directors who are not interested persons of the Corporation, the Adviser or the Subadviser, at a meeting called for the purpose of voting at such change.

9. DURATION AND TERMINATION. This Contract shall become effective as of the date first above written and shall terminate 120 days from such date of execution, unless this Contract is approved by shareholders of the Fund. Upon such shareholder approval, this contract shall remain in full force and effect continually thereafter unless terminated automatically as set forth in Section 8 hereof or until terminated as follows:

(a) The Corporation or the Adviser may at any time terminate this Contract, without payment of any penalty, on sixty (60) days' written notice delivered or mailed by registered mail, postage prepaid, to the Subadviser. Action of the Corporation under this Subsection may be taken either (i) by vote of its Directors or
               (ii) by the affirmative vote of a majority of the outstanding voting securities of the Fund.

(b) The Subadviser may at any time terminate this Contract by not less than sixty (60) days' written notice delivered or mailed by registered mail, postage prepaid, to the Adviser; or

(c) This Contract shall automatically terminate on May 1, of any year beginning in 2000, in which its terms and renewal shall not have been approved by (i) a majority vote of the Directors of the Corporation voting in person, including a majority of the Directors who are not interested persons of the Corporation, the Adviser or the Subadviser, at a meeting called for the purpose of voting on such approval or (ii) the affirmative vote of a majority of the outstanding voting securities of the Fund; provided, however, that if the continuance of this Contract is submitted to the shareholders of the Fund for their approval and such shareholders fail to approve such continuance of this contract as provided herein, the Subadviser may continue to serve hereunder as to the Fund in a manner consistent with the 1940 Act and the rules and regulations thereunder.

        (d) Termination of this Contract pursuant to this Section shall be without payment of any penalty.

        (e) In the event of termination of this Contract for any reason, the Subadviser shall, immediately upon notice of termination or on such later date as may be specified in such notice, cease all activity on behalf of the Fund and with respect to any of its assets, except as expressly directed by the Adviser. In addition, the Subadviser shall deliver the Fund's Books and Records to the Adviser by such means and in accordance with such schedule as the Adviser shall direct and shall otherwise cooperate, as reasonably directed by the Adviser, in the transition of portfolio assets management to any successors of the Subadviser, including the Adviser.

        10. CERTAIN DEFINITIONS. For the purposes of this Contract:

(a) "Affirmative vote of a majority of the outstanding voting securities of the Fund" means the affirmative vote, at an annual or Annual meeting of shareholders of the Fund, duly called and held, (a) of 67% or more of the shares of the Fund present (in person or by proxy) and entitled to vote at such meeting, if the holder or more than 50% of the outstanding shares of the Fund entitled to vote at such meeting are present (in person or by proxy), or (b) of more than 50% of the outstanding shares of the Fund entitled to vote at such meeting, whichever is less.

(b) "Interested persons" and "Assignment" shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

        11. STANDARD OF CARE, LIABILITY AND INDEMNIFICATION.

        (a) The Subadviser shall exercise its best judgment in rendering the services provided by it under this contract. In the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser, or of reckless disregard of its obligations and duties hereunder, the Subadviser shall not be subject to any liability to the Adviser or the Corporation, to any shareholder of the Fund, or to any person, firm or organization, for any act or omission in the course of, or connected with the rendering of services by Subadviser. Nothing herein, however, shall derogate from the Subadviser's obligations under federal and state securities laws.

        (b) The Subadviser shall indemnify and hold the Adviser harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising out of or attributable to any action or failure or omission to act by the Subadviser as a result of the Subadviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

        (c) The Adviser shall indemnify and hold the Subadviser harmless from and against any and all losses, damages, costs, charges, counsel fees, payments, expenses and liabilities arising out of or attributable to any action or failure or omission to act by the Adviser as a result of the Adviser's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties hereunder.

        12. JURISDICTION. This Contract shall be governed by and construed to be consistent with the Advisory Contract and in accordance with substantive laws of the State of Wisconsin without giving regard to the conflicts of law principals thereof and in accordance with the 1940 Act. In the case of any conflict between state law and the 1940 Act, the 1940 Act shall control.

        13. COUNTERPARTS. This Contract may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

        14.    MISCELLANEOUS.

        (a) Subadviser is a limited liability partnership formed under Delaware law. Subadviser will notify the Adviser of any changes in the membership of such partnership within a reasonable time after such changes.

        (b) Adviser acknowledges having received, not less than 48 hours prior to entering into this Investment Advisory Agreement, and reviewed the Subadviser's most recent Form ADV.

               IN WITNESS WHEREOF, the parties hereto have caused this instrument to be signed on behalf by their duly authorized officers as the date first above written.

                                 M&I INVESTMENT MANAGEMENT CORP.



/S/ M.A. HATFIELD                By     /S/ DAVID W. SCHULZ

ATTEST:  Secretary                      President

                                  BPI GLOBAL ASSET MANAGEMENT, LLP.

/S/ STUART D. WAUGH              By     /S/ RYAN R. BURROW

ATTEST:  Secretary                      President



[LOGO]

                                [Account Number]

                              MARSHALL FUNDS, INC.

            Proxy for Special Meeting of Shareholders April 30, 1999



        The undersigned hereby appoints Brooke J. Billick, John M. Blaser, John
V. Gray and David W. Schulz as proxies to vote and act at the Special Meeting of Shareholders of the Marshall Funds, Inc. (Corporation), to be held at the offices of the Corporation at 770 North Water Street, 3rd Floor, Milwaukee, Wisconsin, at 8:00 a.m. (Central time) on April 30, 1999and at all adjournments thereof, in respect of all Shares of the Corporation as to which the undersigned may be entitled to vote or act. Each proxy shall have power of substitution and a majority of said proxies or their substitutes, or any one if only one be present and acting, shall have all powers hereby granted.

        The proxies are hereby authorized and instructed to vote upon the matters specified in the notice of meeting as set forth on this side of this proxy. If no choice is indicated as to a proposal, the proxies shall vote FOR such proposal. Each of the matters is proposed by the Corporation, and none of the matters are related to or conditioned on the approval of any other matter. The proxies may vote in their discretion on any other matter which may properly come before the meeting.



SPECIAL VOTING INSTRUCTIONS: All shareholders should vote on proposals 1 and 2. ONLY Marshall Mid-Cap Value Fund shareholders may vote on proposal 3. ONLY Marshall International Stock Fund shareholders may vote on proposal 4.


Please sign and return.

The proxies are hereby instructed to vote as specified.

     NOTE: Signature(s) should agree with name(s) as printed hereon. All joint owners should sign. Please indicate any fiduciary titles. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. Please sign and return promptly in the enclosed envelope.

     TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS. KEEP THIS PORTION FOR YOUR RECORDS

               THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

MARSHALL FUNDS, INC.

ELECTION OF DIRECTORS                          ___ FOR all nominees


(1)  J. DeVincentis, J. Mitchell, D. Dingmann, B. Pope,
     ___ Withheld authority for all nominees
     J. Blaser, D. Schulz
        ___ To withhold authority to vote, mark "For All
            Nominees Except" and write the nominee's name on the line below.

   ----------------------------------------------

INDEPENDENT PUBLIC ACCOUNTANTS

(2) Ratification of the selection of Arthur Andersen LLP as Independent Public Accountants for the Corporation

                      FOR           [  ]
                      AGAINST[  ]
                      ABSTAIN[  ]

MARSHALL MID-CAP VALUE FUND SHAREHOLDERS ONLY - INVESTMENT OBJECTIVE

(3) To approve or disapprove an amendment to the Fund's fundamental investment objective

                      FOR           [  ]
                      AGAINST[  ]
                      ABSTAIN[  ]

MARSHALL INTERNATIONAL STOCK FUND SHAREHOLDERS ONLY - SUB-ADVISORY CONTRACT

(4) To approve or disapprove the Sub-Advisory Contract between M&I Investment Management Corp. and BPI Global Asset Management LLP, on behalf of the Fund

                      FOR           [  ]
                      AGAINST[  ]
                      ABSTAIN[  ]


x                  x________________________    _______
Signature (Sign here exactly as name(s)
appear above.)    Signature (Joint Owners)        Date